LOG ON AMERICA, INC.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                  Log on    cyberTours,    Pro Forma
                                                                 America        Inc.      Adjustments          Total
                                                               --------------------------------------       -----------
Revenue                                                        $  483,911    $2,311,629   $         -       $ 2,795,540
Operating Expenses
  Cost of revenues                                                243,225       935,723                       1,178,948
  Selling, general and administrative expense                     990,413     1,476,677                       2,467,090
  Depreciation and amortization                                    42,964       199,224       950,986(3)      1,193,174
                                                               --------------------------------------       -----------
Total Operating Expenses                                        1,276,602     2,611,624       950,986         4,839,212
                                                               --------------------------------------       -----------
Operating Loss                                                  (792,691)     (299,995)      (950,986)       (2,043,672)
                                                               --------------------------------------       -----------
Other income (expense)
  Interest income (expense) net                                   145,728      (77,954)             -            67,774

  Other income                                                          -         7,832             -             7,832
                                                               --------------------------------------       -----------
Total other income (expense) net                                  145,728      (70,122)             -            75,606

Benefit from income taxes                                               -        50,000       (50,000)(4)             -
                                                               --------------------------------------       -----------
Net loss                                                       $ (646,963)   $ (320,117)  $(1,000,986)      $(1,968,066)
                                                               ======================================       ===========
Weighted average shares outstanding -- basic and diluted        5,575,191       506,667                       6,081,858
                                                               ========================                     ===========
Loss per common share -- basic and diluted                     $    (0.12)                                  $     (0.32)
                                                               ===========                                  ===========

                              LOG ON AMERICA, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            JUNE 30, 1999 (UNAUDITED)

                                                                      Historical
ASSETS                                                         ------------------------                      Pro Forma
                                                                 Log on      cyberTours,   Pro Forma       Consolidated
                                                                 America        Inc.      Adjustments          Total
                                                               --------------------------------------       -----------
CURRENT ASSETS
       Cash and cash equivalents                               $21,280,959   $   16,260                     $21,297,219
       Accounts receivable, net                                    147,373      128,585                         275,958
       Other current assets                                        108,009        3,445                         111,454
                                                               --------------------------------------       -----------
       TOTAL CURRENT ASSETS                                     21,536,341      148,290                      21,684,631
PROPERTY & EQUIPMENT, net                                          545,062    1,128,286                       1,673,348

OTHER ASSETS
       Goodwill, net                                               215,149                  2,824,384 (1)     3,039,533
       Customer lists, net                                                      323,916     5,976,084 (1)     6,300,000
       Non-compete agreements, net                                                            500,000 (1)       500,000
       Notes receivable                                            282,843                   (200,000)(2)        82,843
       Deferred taxes on income                                                 190,000      (190,000)(4)
       Other assets                                                 17,816       50,332          (150)(1)        67,998
                                                               --------------------------------------       -----------
       TOTAL OTHER ASSETS                                          515,808      564,248     8,910,318         9,990,374
                                                               --------------------------------------       -----------
TOTAL ASSETS                                                   $22,597,211   $1,840,824   $ 8,910,318       $33,348,353
                                                               ======================================       ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
(DEFICIT)

CURRENT LIABILITIES
       Note payable                                            $    13,512   $  200,000   $  (200,000)(2)   $    13,512
       Current portion of long term debt                                         57,000                          57,000
       Current portion of capital lease                                         256,000                         256,000
       Accounts payable                                            526,775      359,700       545,000 (1)     1,431,475
       Customer advances                                                         29,832                          29,832
       Accrued expenses                                            153,434       77,880        10,000 (1)       241,314
       Deferred revenue                                             59,251      669,431                         728,682
                                                               --------------------------------------       -----------
       TOTAL CURRENT LIABILITIES                                   752,972    1,649,843       355,000         2,757,815

LONG-TERM LIABILITIES
         Long-term Debt                                                         651,240                         651,240
         Capital leases payable                                                 495,059                         495,059
                                                               --------------------------------------       -----------
       TOTAL LONG-TERM LIABILITIES                                            1,146,299                       1,146,299

       TOTAL LIABILITIES                                           752,972    2,796,142       355,000         3,904,114

STOCKHOLDERS' EQUITY
       Common Stock, $.01 par value                                 47,063        4,000         1,067 (1)        52,130
       Additional paid-in capital                               22,866,200        9,673     7,585,260 (1)    30,461,133
       Accumulated deficit                                      (1,069,024)    (948,991)      948,991 (1)    (1,069,024)
       Treasury stock                                                           (20,000)       20,000 (1)
                                                               --------------------------------------       -----------
       TOTAL STOCKHOLDERS' EQUITY                               21,844,239     (955,318)    8,555,318        29,444,239
                                                               --------------------------------------       -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $22,597,211   $1,840,824   $ 8,910,318       $33,348,353
                                                               ======================================       ===========

                              LOG ON AMERICA, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                  Log on    cyberTours,    Pro Forma
                                                                 America        Inc.      Adjustments          Total
                                                               --------------------------------------       -----------
Revenue                                                        $   759,878   $2,945,428   $         -       $ 3,705,306
Operating Expenses
  Cost of revenues                                                 403,508    1,167,613                       1,571,121
  Selling, general and administrative expense                      696,867    2,094,103                       2,790,970
  Depreciation and amortization                                     79,522      255,011     1,937,851 (3)     2,272,384
                                                               --------------------------------------       -----------
Total Operating                                                  1,179,897    3,516,727     1,937,851         6,634,475
                                                               --------------------------------------       -----------
Expenses
Operating Loss                                                    (420,019)    (571,299)   (1,937,851)       (2,929,169)
                                                               --------------------------------------       -----------
Other income (expense)
  Interest income (expense) net                                     (2,044)     (83,539)            -           (85,583)
  Other income                                                           -            -             -                 -
                                                               --------------------------------------       -----------
Total interest and other income (expense) net                       (2,044)     (83,539)            -           (85,583)
Benefit from income taxes                                                -      121,000      (121,000)(4)             -
                                                               --------------------------------------       -----------
Net loss                                                       $  (422,063)  $ (533,838)  $(2,058,851)      $(3,014,752)
                                                               ======================================       ===========
Weighted average shares outstanding -- basic and diluted         3,853,265      506,667                       4,359,932
                                                               ========================                     ===========
Loss per common share -- basic and diluted                     $     (0.11)                                 $     (0.69)
                                                               ===========                                  ===========


BASIS OF PRESENTATION

The acquisition of cyberTours will be accounted for using the purchase method of accounting. The total consideration for this acquisition has been allocated as follows:

                                                   -----------
                                                    CyberTours
                                                   -----------
        Current assets                             $   148,290
        Equipment                                    1,128,286
        Goodwill                                     2,824,384
        Customer lists                               6,300,000
        Other intangibles                              500,000
        Other assets                                    50,182
        Liabilities                                 (2,796,142)
                                                   -----------
                                                   $ 8,155,000

The unaudited condensed combined statements of operations for the year ended December 31, 1998 and the six months ended June 30, 1999 include historical results of operations of Log on America and cyberTours adjusted for the pro forma effects of the acquisitions.

PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been made to the consolidated balance sheet as of June 30, 1999 and December 31, 1998 and the consolidated statement of operations for the year ended December 31, 1998 and the six months ended June 30, 1999.

(1) To reflect the purchase accounting entry net of eliminations for the acquisiton of cyberTours, Inc for $7,600,000 in common stock or 506,667 shares.

(2)  To reflect the elimination intercompany notes payable and receivables.

(3) To adjust amortization expense due to increase in carrying value of goodwill, customer lists, and other intangibles resulting from the August 3, 1999 completed cyberTours acquisition. Goodwill and customer lists are amortized over a five year life, and the other intangibles are amortized over a period of two to five years.

(4) To eliminate income tax benefit of the acquired business due to the consolidated net operating loss for the year ended December 31, 1998 and the six months ended June 30, 1999.